Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Form 10-Q report of Tibet Pharmaceuticals, Inc. for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof and pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Sabrina Ren, certify that:

(1)           This report containing the financial statements fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the this period report fairly presents, in all material respects, the financial condition and results of operations of Tibet Pharmaceuticals, Inc..

Date: November 14, 2011	/s/ Sabrina Ren
Hong Yu
Chief Executive Officer (Principal Executive Officer)